UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 13, 2023

General Electric Company
(Exact name of registrant as specified in its charter)

New York			001-00035	14-0689340
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

One Financial Center, Suite 3700,	Boston,	MA		02111
(Address of principal executive offices)				(Zip Code)

(Registrant’s telephone number, including area code) (617) 443-3000

_______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	GE	New York Stock Exchange
0.875% Notes due 2025	GE 25	New York Stock Exchange
1.875% Notes due 2027	GE 27E	New York Stock Exchange
1.500% Notes due 2029	GE 29	New York Stock Exchange
7 1/2% Guaranteed Subordinated Notes due 2035	GE /35	New York Stock Exchange
2.125% Notes due 2037	GE 37	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 13, 2023 the Board of Directors (the “Board”) of General Electric Company (“GE” or the “Company”) elected Margaret Billson and Thomas Enders to the Board, effective December 1, 2023. In connection with these changes, the Board increased its size to accommodate the newly elected directors. A copy of the press release announcing the new directors is attached as Exhibit 99.1 and incorporated herein by reference.

The Board has determined that each of Ms. Billson and Mr. Enders are independent directors under the New York Stock Exchange listing standards and the Company’s independence guidelines, as set forth in the Board’s Governance Principles.

Ms. Billson and Mr. Enders will participate in the compensation and benefit program for the Company’s independent directors, which is described on page 23 of the Company’s Proxy Statement for its Annual Meeting of Shareholders held on May 3, 2023, which was filed with the Securities and Exchange Commission on March 16, 2023.

The Board has not yet appointed Ms. Billson or Mr. Enders to any Board committees.

Also on November 13, 2023, the Board and current GE directors Paula Rosput Reynolds and Jessica Uhl agreed that Ms. Rosput Reynolds and Ms. Uhl would resign from the GE Board effective upon the planned spin-off of GE Vernova, the Company’s portfolio of energy businesses.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
99.1	Press release, dated November 14, 2023 issued by GE.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Forward-looking statements
This document contains "forward-looking statements" - that is, statements related to future events that by their nature address matters that are, to different degrees, uncertain. For details on the uncertainties that may cause our actual future results to be materially different than those expressed in our forward-looking statements, see http://www.ge.com/investor-relations/disclaimer-caution-concerning-forward-looking-statements as well as our annual reports on Form 10-K and quarterly reports on Form 10-Q. We do not undertake to update our forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: November 14, 2023	/s/ Brandon Smith
Brandon Smith Vice President, Chief Corporate, Securities & Finance Counsel

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